Energy Fuels Inc.

0.75% Convertible Senior Notes due 2031

___________

Purchase Agreement

September 30, 2025

Goldman Sachs & Co. LLC,

As representative of the several Purchasers
named in Schedule I hereto,

c/o Goldman Sachs & Co. LLC
200 West Street
New York, New York 10282-2198

Ladies and Gentlemen:

Energy Fuels Inc., a company continued under the Business Corporations Act (Ontario) (the "Company"), proposes, subject to the terms and conditions set forth in this agreement (this "Agreement"), to issue and sell to the Purchasers named in Schedule I hereto (the "Purchasers"), for whom you are acting as Representative, an aggregate of $600,000,000 principal amount of the Company's 0.75% Convertible Senior Notes due 2031 (the "Firm Securities"), and also to issue and sell at the election of the Purchasers, up to an aggregate of $100,000,000 additional principal amount of the 0.75% Convertible Senior Notes due 2031 (the "Optional Securities"). The Firm Securities and the Optional Securities the Purchasers may elect to purchase pursuant to Section 2 hereof are herein collectively called the "Securities". The Securities will be convertible into cash, common shares (the "Underlying Shares") in the capital of the Company ("Common Shares") or a combination of cash and Underlying Shares, at the Company's election.

In connection with the offering of the Firm Securities, the Company is separately entering into privately negotiated capped call transactions with one or more counterparties, which may include one or more of the Purchasers or their respective affiliates and/or other financial institutions (each, a "Capped Call Counterparty"), in each case pursuant to separate capped call confirmations (individually, a "Base Capped Call Confirmation" and, collectively, the "Base Capped Call Confirmations"), each dated the date hereof, and, in connection with the issuance of any Optional Securities, the Company and each Capped Call Counterparty may enter into additional capped call transactions, in each case pursuant to separate additional capped call confirmations (each, an "Additional Capped Call Confirmation" and, collectively, the "Additional Capped Call Confirmations," and, together with the Base Capped Call Confirmations, the "Capped Call Confirmations"), each to be dated the date on which the option granted to the Purchasers in Section 2 hereof to purchase such Optional Securities is exercised.

1. The Company represents and warrants to, and agrees with, each of the Purchasers that:

(a) Offering Memorandum. A preliminary offering memorandum, dated September 29, 2025 (the "Preliminary Offering Memorandum"), has been prepared, and an offering memorandum, dated September 30, 2025 (the "Offering Memorandum"), will be prepared, in connection with the offering of the Securities and Common Shares issuable upon conversion thereof. The Preliminary Offering Memorandum, as amended and supplemented immediately prior to the Applicable Time (as defined in Section 1(b)), is hereinafter referred to as the "Pricing Term Sheet". Any reference to the Preliminary Offering Memorandum, the Pricing Term Sheet or the Offering Memorandum shall be deemed to refer to and include all documents filed with the United States Securities and Exchange Commission (the "Commission") pursuant to Section 13(a), 13(c) or 15(d) of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or prior to the date of such memorandum and incorporated by reference therein and any reference to the Preliminary Offering Memorandum or the Offering Memorandum, as the case may be, as amended or supplemented, as of any specified date, shall be deemed to include (i) any documents filed with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act after the date of the Preliminary Offering Memorandum or the Offering Memorandum, as the case may be, and prior to such specified date and (ii) any Additional Issuer Information (as defined in Section 5(f)) furnished by the Company prior to the completion of the distribution of the Securities; and all documents filed under the Exchange Act and so deemed to be included in the Preliminary Offering Memorandum, the Pricing Term Sheet or the Offering Memorandum, as the case may be, or any amendment or supplement thereto are hereinafter called the "Exchange Act Reports" (provided that where only sections of such documents are specifically incorporated by reference, only such sections shall be considered to be part of the "Exchange Act Reports"). The Exchange Act Reports, when they were or are filed with the Commission, conformed or will conform in all material respects to the applicable requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder; and no such documents were filed with the Commission since the Commission's close of business on the business day immediately prior to the date of this Agreement and prior to the execution of this Agreement, except as set forth on Schedule II(a) hereof. The Preliminary Offering Memorandum or the Offering Memorandum and any amendments or supplements thereto and the Exchange Act Reports did not and will not, as of their respective dates, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Purchaser Information (as defined in Section 9(b) of this Agreement).

(a) Pricing Disclosure Package. For the purposes of this Agreement, the "Applicable Time" is 5:35 p.m. (New York City time) on the date of this Agreement; the Pricing Term Sheet as supplemented by the information set forth in Schedule III hereto, taken together (collectively, the "Pricing Disclosure Package") as of the Applicable Time, did not, and as of each Time of Delivery (as defined in Section 4(a) of this Agreement) will not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Company Supplemental Disclosure Document (as defined in Section 6(a)(i)) listed on Schedule II(b) hereto and each Permitted General Solicitation Material (as defined in Section 6(a)(i)) listed on Schedule II(d) hereto) does not conflict with the information contained in the Offering Memorandum and the Pricing Disclosure Package and each such Company Supplemental Disclosure Document and Permitted General Solicitation Material, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not, and as of each Time of Delivery will not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in a Company Supplemental Disclosure Document or Permitted General Solicitation Material in reliance upon and in conformity with the Purchaser Information.

(b) Incorporated Documents. The documents incorporated by reference in the Offering Memorandum and the Pricing Disclosure Package, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; any further documents so filed and incorporated by reference in the Offering Memorandum and the Pricing Disclosure Package or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Purchaser Information; and no such documents were filed with the Commission since the Commission's close of business on the business day immediately prior to the date of this Agreement and prior to the execution of this Agreement, except as set forth on Schedule II(c) hereto.

(c) Financial Information. The consolidated financial statements of the Company included or incorporated by reference in the Offering Memorandum and the Pricing Disclosure Package, together with the related notes and schedules, present fairly, in all material respects, the consolidated financial position of the Company and the Material Subsidiaries (as defined below) as of the dates indicated and the consolidated statements of operations and comprehensive income (loss), changes in equity and cash flows of the Company for the periods specified. Such financial statements, schedules, and notes have been prepared in conformity with United States generally accepted accounting principles ("GAAP"), applied on a consistent basis during the periods involved. The other financial and statistical data with respect to the Company and the Material Subsidiaries (as defined below) contained or incorporated by reference in the Offering Memorandum and the Pricing Disclosure Package are accurately and fairly presented in all material respects and prepared on a basis consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Offering Memorandum and the Pricing Disclosure Package that are not included or incorporated by reference as required; the Company and the Material Subsidiaries (as defined below) do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described in the Offering Memorandum and the Pricing Disclosure Package and all disclosures contained or incorporated by reference in the Offering Memorandum and the Pricing Disclosure Package regarding "non-GAAP financial measures" (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable.

(d) Statistical, Industry-Related and Market-Related Data. Nothing has come to the attention of the Company that has caused the Company to believe that the statistical, industry-related and market-related data included in the Offering Memorandum and the Pricing Disclosure Package is not based on or derived from sources that the Company reasonably believes are reliable and accurate, and such data agrees with the sources from which they are derived.

(e) Organization. The Company and each of its Material Subsidiaries (as defined below) are, and will be, duly organized, validly existing and in good standing (where such concept is recognized) under the laws of their respective jurisdictions of organization. The Company and each of the Material Subsidiaries (as defined below) are, and will be, duly licensed or qualified for transaction of business and in good standing under the laws of each other jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such license or qualification, and have all corporate power and authority necessary to own or hold their respective properties and to conduct their respective businesses as described in the Offering Memorandum and the Pricing Disclosure Package, except where the failure to be so qualified or in good standing or have such power or authority would not, individually or in the aggregate, have a material adverse effect or would reasonably be expected to have a material adverse change or effect, or any development involving a prospective material adverse change or effect, in or affecting (i) the business, properties, general affairs, management, financial position, shareholders' equity or results of operations of the Company and its Material Subsidiaries (as defined below), taken as a whole, except as set forth or contemplated in the Pricing Term Sheet, or (ii) the ability of the Company to perform its obligations under this Agreement, including the issuance and sale of the Securities, or to consummate the transactions contemplated in the Offering Memorandum and the Pricing Disclosure Package (a "Material Adverse Effect").

(f) Subsidiaries. The subsidiaries listed in Exhibit 21 to the Registration Statement (collectively, the "Material Subsidiaries") include all of the Company's significant subsidiaries (as such term is defined in Rule 1-02 of Regulation S-X promulgated by the Commission). The Company owns, directly or indirectly, all of the equity interests of the Material Subsidiaries free and clear of any lien, charge, security interest, encumbrance, right of first refusal or other restriction, and all the equity interests of the Material Subsidiaries are validly issued and are fully paid, non-assessable and free of preemptive and similar rights. No Material Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Material Subsidiary's capital stock, from repaying to the Company any loans or advances to such Material Subsidiary from the Company or from transferring any of such Material Subsidiary's property or assets to the Company or any other Material Subsidiary of the Company.

(g) Minute Books. Since January 1, 2024, all existing minute books of the Company and each of the Material Subsidiaries, including all existing records of all meetings and actions of the board of directors (including, the Audit, Compensation and Governance and Nominating Committees and other board committees) and shareholders of the Company (collectively, the "Corporate Records") have been made available to the Purchasers and their counsel, and all such Corporate Records are complete in all material respects. There are no transactions, agreements or other actions of the Company or any of the Material Subsidiaries that are required to be recorded in the Corporate Records that are not properly approved and/or recorded in the Corporate Records. All required filings have been made with the appropriate government registries and institutions in the Province of Ontario in a timely fashion under the OBCA, except for such filings where the failure to file would not have a Material Adverse Effect, either individually or in the aggregate.

(h) No Violation or Default. Neither the Company nor any of the Material Subsidiaries is (i) in violation of its charter or bylaws (or other applicable organizational document); (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of the Material Subsidiaries is a party or by which the Company or any of the Material Subsidiaries is bound or to which any of the property or assets of the Company or any of the Material Subsidiaries are subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of each of clauses (ii) and (iii) above, for any such violation or default that would not, individually or in the aggregate, have a Material Adverse Effect. To the Company's knowledge, no other party under any material contract or other material agreement to which it or any of the Material Subsidiaries is a party is in default in any respect thereunder where such default would have a Material Adverse Effect.

(i) Exchange Approval. Upon issuance, the Underlying Shares will be authorized for trading, on the NYSE American ("NYSE American"), and the Underlying Shares will be conditionally approved for listing on the Toronto Stock Exchange (the "TSX").

(j) No Material Adverse Effect. Subsequent to the respective dates as of which information is given in the Offering Memorandum and the Pricing Disclosure Package (including any document deemed incorporated by reference therein), there has not been (i) any Material Adverse Effect, (ii) any transaction which is material to the Company and the Material Subsidiaries taken as a whole, (iii) any obligation or liability, direct or contingent (including any off-balance sheet obligations), incurred by the Company or any Material Subsidiary, which is material to the Company and the Material Subsidiaries taken as a whole, (iv) any material change in the shares in the capital of outstanding long-term indebtedness of the Company or any of the Material Subsidiaries or (v) any dividend or distribution of any kind declared, paid or made on the shares in the capital of the Company or any Material Subsidiary, other than in each case above in the ordinary course of business or as otherwise disclosed in Offering Memorandum and the Pricing Disclosure Package (including any document deemed incorporated by reference therein).

(k) Capitalization. The issued and outstanding Common Shares have been validly issued, are fully paid and non-assessable and are not subject to any preemptive rights, rights of first refusal or similar rights. The Company has an authorized, issued and outstanding capitalization as set forth in the Offering Memorandum and the Pricing Disclosure Package as of the dates referred to therein (other than the grant of additional options under the Company's existing stock option plans, or changes in the number of outstanding Common Shares of the Company due to the issuance of Common Shares upon the exercise or conversion of securities exercisable for, or convertible into, Common Shares outstanding on the date hereof) and such authorized, issued and outstanding capitalization conforms in all material respects to the description thereof set forth in the Offering Memorandum and the Pricing Disclosure Package. The description of the securities of the Company in the Offering Memorandum and the Pricing Disclosure Package is complete and accurate in all material respects. Except as disclosed in or contemplated by the Offering Memorandum and the Pricing Disclosure Package, as of the date referred to therein, the Company does not have outstanding any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or exchangeable for, or any contracts or commitments to issue or sell, any Common Shares or other securities other than to Redwood Empire Financial Communications ("Redwood").

(l) Authorization; Enforceability. The Company has full corporate right, power and authority to enter into this Agreement and perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general equitable principles.

(m) Conversion Shares. Upon issuance and delivery of the Securities in accordance with this Agreement and the Indenture (as defined below), the Securities will be convertible at the option of the holder thereof into cash, Underlying Shares or a combination of cash and Underlying Shares, at the Company's election, in accordance with the terms of the Securities and the Indenture; the maximum number of Underlying Shares initially issuable upon conversion of the Securities, including the maximum number of additional Common Shares by which the Conversion Rate (as such term is defined in the Indenture) may be increased upon conversion in connection with a Make-Whole Fundamental Change, Optional Redemption, or Tax Redemption (as each such term is defined in the Indenture) and assuming (x) a single holder of the Securities converted all of the Securities, (y) the Company elects, upon such conversion of the Securities, to deliver solely Common Shares, other than cash in lieu of any fractional shares, in settlement of such conversion and (z) the Purchasers exercise their option to purchase the Optional Securities in full (the "Conversion Shares") have been duly authorized and reserved and, when and, to the extent issued upon conversion of the Securities in accordance with the terms of the Securities and the Indenture, will be duly and validly issued, fully paid and non-assessable, and will conform in all material respects to the description of the share capital of the Company contained in the Offering Memorandum and the Pricing Disclosure Package; and the issuance of the Securities and the Conversion Shares upon conversion thereof will not be subject to any preemptive or similar rights.

(n) Authorization of Securities. The Securities have been duly authorized by the Company and, when issued and delivered pursuant to this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the indenture to be dated as of October 3, 2025 (the "Indenture") between the Company and U.S. Bank Trust Company, National Association, as Trustee (the "Trustee"), under which they are to be issued; the Indenture has been duly authorized by the Company and, when executed and delivered by the Company and the Trustee, the Indenture will constitute a valid and legally binding instrument, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles and entitled to the benefits provided by the Indenture; the Capped Call Confirmations have been duly authorized by the Company, and each Capped Call Confirmation, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, subject in each case, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Securities, the Capped Call Confirmations and the Indenture will conform in all material respects to the descriptions thereof in the Pricing Disclosure Package and the Offering Memorandum.

(o) No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of this Agreement, the issuance and sale by the Company of the Securities, except for such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable U.S. state securities laws, Canadian securities laws or by the bylaws and rules of the Financial Industry Regulatory Authority ("FINRA") or the Canadian Investment Regulatory Organization, or ), the NYSE American and the TSX (the "Exchanges") in connection with the sale of the Securities by the Purchasers, except those that have been obtained under the Act and for such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Purchasers.

(p) No Preferential Rights. (i) Except pursuant to options to purchase Common Shares pursuant to outstanding options, restricted stock units, warrants or convertible debentures, no person, as such term is defined in Rule 1-02 of Regulation S-X promulgated under the Act (each, a "Person"), has the right, contractual or otherwise, to cause the Company to issue or sell to such Person any Common Shares or other securities of the Company, and (ii) no Person has any preemptive rights, resale rights, rights of first refusal, or any other rights (whether pursuant to a "poison pill" provision or otherwise) to purchase any Common Shares or other securities of the Company, other than pursuant to the Company's Shareholder Rights Plan, dated April 10, 2024 as amended on May 28, 2024.

(q) Independent Public Accounting Firm. KPMG LLP (the "Accountant"), who have certified certain financial statements of the Company and its subsidiaries, and have audited the Company's internal control over financial reporting and management's assessment thereof, and whose report on the consolidated financial statements of the Company is incorporated by reference into the Offering Memorandum and the Pricing Disclosure Package, are and, during the periods covered by their report, is (i) an independent registered public accounting firm within the meaning of the Securities Act and the Public Company Accounting Oversight Board (United States). To the Company's knowledge, after due and careful inquiry, the Accountant is not in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") or with respect to the Company.

(r) Enforceability of Agreements. All agreements between the Company and third parties expressly referenced in the Offering Memorandum are legal, valid and binding obligations of the Company enforceable in accordance with their respective terms, except to the extent that (i) enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general equitable principles, and (ii) the indemnification provisions of certain agreements may be limited by federal, state or provincial securities laws or public policy considerations in respect thereof, and except for any other potentially unenforceable term that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

(s) No Litigation. Except as set forth in the Offering Memorandum and the Pricing Disclosure Package, there are no legal, governmental or regulatory actions, suits or proceedings pending, nor, to the Company's knowledge, any legal, governmental or regulatory audits or investigations, to which the Company or its Material Subsidiaries are a party or to which any property of the Company or any of the Material Subsidiaries is the subject that, individually or in the aggregate, if determined adversely to the Company or any of the Material Subsidiaries, could reasonably be expected to have a Material Adverse Effect or materially and adversely affect the ability of the Company to perform its obligations under this Agreement; except as disclosed in the Offering Memorandum and the Pricing Disclosure Package, to the Company's knowledge, no such actions, suits or proceedings are threatened or contemplated by any governmental or regulatory authority or threatened by others; and (i) there are no current or pending legal, governmental or regulatory audits or investigations, actions, suits or proceedings that are required under the Securities Act or Canadian securities laws to be described in the Offering Memorandum that are not so described; and (ii) there are no contracts or other documents that are required under the Securities Act to be filed as exhibits to the Exchange Act Reports that are not so filed.

(t) Intellectual Property. The Company and the Material Subsidiaries own, possess, license or have other rights to use all foreign and domestic patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, Internet domain names, know-how and other intellectual property (collectively, the "Intellectual Property"), necessary for the conduct of their respective businesses as now conducted except to the extent that the failure to own, possess, license or otherwise hold adequate rights to use such Intellectual Property would not, individually or in the aggregate, have a Material Adverse Effect. (a) There are no rights of third parties to any such Intellectual Property owned by the Company and the Material Subsidiaries; (b) to the Company's knowledge, there is no infringement by third parties of any such Intellectual Property; (c) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the Company's and the Material Subsidiaries' rights in or to any such Intellectual Property, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim; (d) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property; (e) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others that the Company and the Material Subsidiaries infringe or otherwise violate any patent, trademark, copyright, trade secret or other proprietary rights of others; (f) to the Company's knowledge, there is no third-party U.S. patent or published U.S. patent application which contains claims for which an Interference Proceeding (as defined in 35 U.S.C. § 135) has been commenced against any patent or patent application described in the Offering Memorandum as being owned by or licensed to the Company; and (g) the Company and the Material Subsidiaries have complied with the terms of each agreement pursuant to which Intellectual Property has been licensed to the Company or such Material Subsidiary, and all such agreements are in full force and effect, except, in the case of any of clauses (a)-(g) above, for any such infringement by third parties or any such pending or threatened suit, action, proceeding or claim as would not, individually or in the aggregate, result in a Material Adverse Effect.

(u) No Material Defaults. Neither the Company nor any of the Material Subsidiaries has defaulted on any installment on indebtedness for borrowed money or on any rental on one or more long-term leases, which defaults, individually or in the aggregate, would have a Material Adverse Effect. The Company has not filed a report pursuant to Section 13(a) or 15(d) of the Exchange Act since the filing of its last Annual Report on Form 10-K, indicating that it (i) has failed to pay any dividend or sinking fund installment on preferred stock or (ii) has defaulted on any installment on indebtedness for borrowed money or on any rental on one or more long-term leases, which defaults, individually or in the aggregate, would have a Material Adverse Effect.

(v) FINRA Matters. The information provided to the Purchasers by the Company, its counsel, and its officers and directors for purposes of the Purchasers' compliance with applicable FINRA rules in connection with the offering of the Securities is true, complete, and correct and compliant with FINRA's rules in all material respects. The Company meets the definition of the term "experienced issuer" specified in FINRA Rule 5110(j)(6).

(w) Certain Market Activities. Neither the Company, nor any of the Material Subsidiaries, nor to the knowledge of the Company any of their respective directors, officers or affiliates has taken, directly or indirectly, any action designed, or that has constituted or might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization, maintenance or manipulation of the price of any security of the Company in connection with the offering of the Securities.

(x) Broker/Dealer Relationships. Neither the Company nor any of the Material Subsidiaries or any related entities (i) is required to register as a "broker" or "dealer" in accordance with the provisions of the Exchange Act or (ii) directly or indirectly through one or more intermediaries, controls or is a "person associated with a member" or "associated person of a member" (within the meaning set forth in the FINRA Manual).

(y) No Reliance. The Company has not relied upon the Purchasers or legal counsel for any of the Purchasers for any legal, tax or accounting advice in connection with the offering and sale of the Securities.

(z) Taxes. The Company and each of its Material Subsidiaries have filed all federal, state, provincial, local and foreign tax returns which have been required to be filed and paid all taxes required to be paid, to the extent that such taxes have become due and are not being contested in good faith by appropriate proceedings for which adequate reserves have been established in the financial statements of the Company referred to in Section 1(d) in accordance with GAAP, except where the failure to so file or pay would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No tax deficiency has been determined adversely to the Company or any of its Material Subsidiaries which has had, individually or in the aggregate, a Material Adverse Effect. The Company has no knowledge of any federal, state, provincial or other governmental tax deficiency, penalty or assessment which has been or might be asserted or threatened against it or any of its Material Subsidiaries which would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(aa) PFIC. The Company believes it was not a "passive foreign investment company" (a "PFIC"), as defined in Section 1297(a) of the Internal Revenue Code of 1986, as amended (the "Code"), for its most recently completed taxable year and, based on current business plans and financial expectations, does not expect to be a PFIC for its current taxable year.

(bb) Title to Real and Personal Property. The Company and the Material Subsidiaries have good and marketable title in fee simple to all items of real property owned by them, good and valid title to all personal property described in the Offering Memorandum and the Pricing Disclosure Package as being owned by them that are material to the businesses of the Company or such Material Subsidiary, in each case free and clear of all liens, encumbrances and claims, except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and any of the Material Subsidiaries or (ii) would not, individually or in the aggregate, have a Material Adverse Effect. Any real or personal property described in the Offering Memorandum and the Pricing Disclosure Package as being leased by the Company and any of the Material Subsidiaries is held by them under valid, existing and enforceable leases, except those that (A) do not materially interfere with the use made or proposed to be made of such property by the Company or any of the Material Subsidiaries or (B) would not, individually or in the aggregate, have a Material Adverse Effect. Each of the properties of the Company and the Material Subsidiaries complies with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to access to such properties), except if and to the extent disclosed in the Offering Memorandum and the Pricing Disclosure Package or except for such failures to comply that would not, individually or in the aggregate, interfere in any material respect with the use made and proposed to be made of such property by the Company and the Material Subsidiaries or otherwise have a Material Adverse Effect. None of the Company or the Material Subsidiaries has received from any governmental or regulatory authorities any notice of any condemnation of, or zoning change affecting, the properties of the Company and the Material Subsidiaries, and the Company knows of no such condemnation or zoning change which is threatened, except for such that would not interfere in any material respect with the use made and proposed to be made of such property by the Company and the Material Subsidiaries or otherwise have a Material Adverse Effect, individually or in the aggregate.

(cc) Environmental Laws. Except as set forth in the Offering Memorandum and the Pricing Disclosure Package:

(i) each of the Company and the Material Subsidiaries is in compliance in all material respects with all applicable federal, provincial, state, municipal and local laws, statutes, ordinances, bylaws and regulations and orders, directives and decisions rendered by any ministry, department or administrative or regulatory agency, domestic or foreign (the "Environmental Laws") relating to the protection of the environment, occupational health and safety or the processing, use, treatment, storage, disposal, discharge, transport or handling of any pollutants, contaminants, chemicals or industrial, toxic or hazardous wastes or substance, including any uranium or derivatives thereof (the "Hazardous Substances"), except where such non-compliance would not have a Material Adverse Effect, either individually or in the aggregate;

(ii) each of the Company and the Material Subsidiaries has obtained all licenses, permits, approvals, consents, certificates, registrations and other authorizations under all applicable Environmental Laws (the "Environmental Permits") necessary as at the date hereof for the operation of the businesses carried on or proposed to be commenced by the Company and the Material Subsidiaries and each Environmental Permit is valid, subsisting and in good standing and to the knowledge of Company neither the Company nor the Material Subsidiaries is in default or breach of any Environmental Permit which would have a Material Adverse Effect, and no proceeding is pending or, to the knowledge of the Company or the Material Subsidiaries, threatened, to revoke or limit any material Environmental Permit;

(iii) neither the Company nor the Material Subsidiaries has used, except in material compliance with all Environmental Laws and Environmental Permits, and other than as may be incidental to mineral resource exploration, development, mining, recovery, processing or milling, any property or facility which it owns or leases or previously owned or leased, to generate, manufacture, process, distribute, use, treat, store, dispose of, transport or handle any Hazardous Substance;

(iv) neither the Company nor the Material Subsidiaries (including, if applicable, any predecessor companies) has received any notice of, or been prosecuted for an offence alleging, non-compliance with any Environmental Law that would have a Material Adverse Effect, and neither the Company nor the Material Subsidiaries (including, if applicable, any predecessor companies) has settled any allegation of non-compliance that would have a Material Adverse Effect short of prosecution. There are no orders or directions relating to environmental matters requiring any material work, repairs, construction or capital expenditures to be made with respect to any of the assets of the Company or the Material Subsidiaries, nor has the Company or the Material Subsidiaries received notice of any of the same; and

(v) neither the Company nor the Material Subsidiaries has received any notice wherein it is alleged or stated that the Company or the Material Subsidiaries is potentially responsible for a federal, provincial, state, municipal or local clean-up site or corrective action under any Environmental Laws. Neither the Company nor the Material Subsidiaries have received any request for information under applicable Environmental Laws in connection with any federal, provincial, state, municipal or local inquiries as to disposal sites.

(dd) No Prior Sales. Within the preceding thirty days, neither the Company nor any other person acting on behalf of the Company has offered or sold to any person any Securities, or any securities of the same or a similar class as the Securities, other than Securities offered or sold to the Purchasers hereunder, that would cause the offering of Securities to be integrated with prior offerings by the Company for purposes of the Securities Act that would require the registration of any Securities or Underlying Shares under the Securities Act. The Company will take reasonable precautions designed to insure that any offer or sale, direct or indirect, in the United States or to any U.S. person (as defined in Rule 902 under the Act) of any Securities or Underlying Shares or any substantially similar security issued by the Company, within 30 days subsequent to the date on which the distribution of the Securities has been completed (as notified to the Company by the Representatives), is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Securities or Underlying Shares in the United States and to U.S. persons contemplated by this Agreement as transactions exempt from the registration provisions of the Act;

(ee) Disclosure Controls. The Company and each of the Material Subsidiaries maintain systems of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act that (i) complies with the requirements of the Exchange Act, (ii) has been designed by the Company's principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and (iii) is sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management's general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company's internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting.

(ff) Accounting Controls. Since the date of the latest audited financial statements of the Company included or incorporated by reference in the Offering Memorandum and the Pricing Disclosure Package, there has been no change in the Company's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

(gg) Disclosure Controls. The Company has established and maintained disclosure controls and procedures (as defined in Exchange Act Rules 13a-15 and 15d-15) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company and each of the Material Subsidiaries is made known to the certifying officers by others within those entities, particularly during the period in which the Company's Annual Report on Form 10-K is being prepared or during the period in which financial statements will be filed or furnished with the Commission on Form 10-Q. The Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures as of a date within 90 days prior to the filing date of the Form 10-K for the fiscal year most recently ended (such date, the "Evaluation Date"). The Company presented in its Form 10-K, for the fiscal year most recently ended the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date and the disclosure controls and procedures are effective. On October 2, 2024, the Company completed the acquisition of Base Resources, which operated under its own set of systems and internal controls and Base Resources was excluded from the Company's conclusions as of the Evaluation Date as permitted by the Commission. During the three and six months ended June 30, 2025, the Company transitioned certain Base Resources' processes to the Company's internal control processes and added other internal controls over significant processes over financial reporting for Base Resources. Since the Evaluation Date, there have been no significant changes in the Company's internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Securities Act) or, to the Company's knowledge, in other factors that could significantly affect the Company's internal controls.

(hh) Certification of Disclosure. There is and has been no failure on the part of the Company or any of the Company's directors or officers, in their capacities as such, to comply in all material respects with any applicable provisions of the Sarbanes-Oxley Act, National Instrument 52-109 - Certification of Disclosure in Issuers' Annual and Interim Filings ("NI 52-109") and the rules and regulations promulgated thereunder. Each of the principal executive officer and the principal financial officer of the Company (or each former principal executive officer of the Company and each former principal financial officer of the Company as applicable) and each certifying officer of the Company (or each former certifying officer of the Company and each former certifying officer of the Company as applicable) has made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act with respect to all reports, schedules, forms, statements and other documents required to be filed by it or furnished by it to the Commission and as required to be made and filed by NI 52-109. For purposes of the preceding sentence, "principal executive officer" and "principal financial officer" shall have the meanings given to such terms in the Sarbanes-Oxley Act and "certifying officer" shall have the meanings given to such term in NI 52-109.

(ii) Mining Rights. The White Mesa Mill, Bullfrog Project (formerly referred to as the Henry Mountains Complex), Roca Honda Project, Sheep Mountain Project, La Sal Project, Nichols Ranch Project, Pinyon Plain Project, Bahia Project, Toliara Project and Donald Project, as described in the Offering Memorandum (collectively, the "Material Properties"), are the only resource properties currently material to the Company in which the Company or the Material Subsidiaries have an interest; the Company or through the Material Subsidiaries, hold either freehold title, mining leases, mining concessions, mining claims, exploration permits, prospecting permits or participant interests or other conventional property or proprietary interests or rights, recognized in the jurisdiction in which the Material Properties are located, in respect of the ore bodies and minerals located on the Material Properties in which the Company (through the applicable Material Subsidiary) has an interest under valid, subsisting and enforceable title documents or other recognized and enforceable agreements or instruments, sufficient to permit the Company (through the applicable Material Subsidiary) to explore for and/or exploit the minerals relating thereto; all leases or claims and permits relating to the Material Properties in which the Company (through the applicable Material Subsidiary) has an interest or right have been validly located and recorded in accordance with all applicable laws and are valid and subsisting; except as disclosed in the Offering Memorandum and the Pricing Disclosure Package, the Company (through the applicable Material Subsidiary) has all necessary surface rights, access rights and other necessary rights and interests, relating to the Material Property in which the Company (through the applicable Material Subsidiary) have an interest granting the Company (through the applicable Material Subsidiary) the right and ability to explore for and exploit minerals, ore and metals for development and production purposes as are appropriate in view of the rights and interest therein of the Company or the applicable Material Subsidiary, with only such exceptions as do not materially interfere with the current use made by the Company or the applicable Material Subsidiary of the rights or interest so held, and each of the proprietary interests or rights and each of the documents, agreements and instruments and obligations relating thereto referred to above is currently in good standing in all material respects in the name of the Company or the applicable Material Subsidiary; except as disclosed in the Offering Memorandum, the Company and the Material Subsidiaries do not have any responsibility or obligation to pay any commission, royalty, license, fee or similar payment to any person with respect to the property rights thereof, except where such fee or payment would not have a Material Adverse Effect, either individually or in the aggregate;

(i) the Company or the applicable Material Subsidiary holds direct interests in the Material Properties, as described in the Offering Memorandum (the "Project Rights"), under valid, subsisting and enforceable agreements or instruments, to the knowledge of the Company and all such agreements and instruments in connection with the Project Rights are valid and subsisting and enforceable in accordance with their terms;

(ii) the Company and the Material Subsidiaries (a) have identified all the material permits, certificates, and approvals (collectively, the "Permits") which are or will be required to support its planned exploration, development and eventual or actual operation of the Material Properties, which Permits include but are not limited to environmental assessment certificates, water licenses, land tenures, rezoning or zoning variances and other necessary local, provincial, state and federal approvals; (b) except as disclosed in the Offering Memorandum and the Pricing Disclosure Package, the appropriate Permits have either been received, applied for, or the processes to obtain such Permits have been or will in due course be initiated by the Company or the applicable Material Subsidiaries; (c) and, except as disclosed in the Offering Memorandum and the Pricing Disclosure Package, neither the Company nor the applicable Material Subsidiaries know of any issue or reason why the Permits should not be approved and obtained in the ordinary course.

(iii) all assessments or other work required to be performed in relation to the material mining claims and the mining rights of the Company and the applicable Material Subsidiary in order to maintain their respective interests therein, if any, have been performed to date and, except as disclosed in the Offering Memorandum and the Pricing Disclosure Package, the Company and the applicable Material Subsidiary have complied in all material respects with all applicable governmental laws, regulations and policies in this regard as well as with regard to legal, contractual obligations to third parties in this regard except in respect of mining claims and mining rights that the Company and the applicable Material Subsidiary intend to abandon or relinquish and except for any non-compliance which would not either individually or in the aggregate have a Material Adverse Effect; all such mining claims and mining rights are in good standing in all respects as of the date of this Agreement;

(iv) except as disclosed in the Offering Memorandum and the Pricing Disclosure Package, all mining operations on the properties of the Company and the Material Subsidiaries (including, without limitation, the Material Properties) have been conducted in all respects in accordance with good mining and engineering practices and all applicable workers' compensation and health and safety and workplace laws, regulations and policies have been duly complied with;

(v) except as disclosed in the Offering Memorandum and the Pricing Disclosure Package, there are no material environmental audits, evaluations, assessments, studies or tests relating to the Company or Material Subsidiaries except for ongoing assessments conducted by or on behalf of the Company and the Material Subsidiaries in the ordinary course;

(vi) the Company made available to the respective authors thereof prior to the issuance of all of the applicable technical reports relating to the Material Properties (the "Reports"), for the purpose of preparing the Reports, as applicable, all information requested, and no such information contained any material misrepresentation as at the relevant time the relevant information was made available;

(vii) the Reports complied in all material respects with the requirements of NI 43-101, SK-1300 or JORC, as the case may be, as at the date of each such Report; and

(viii) the title reports listed on Annex II attached hereto (the "Title Opinions") are to the knowledge of the Company, correct and complete in all material respects on the date hereof, except as in respect of concessions which are (i) not material, or (ii) were permitted to expire or were sold in the ordinary course of business, as described in the Offering Memorandum and the Pricing Disclosure Package.

(jj) Finder's Fees. Neither the Company nor any of the Material Subsidiaries has incurred any liability for any finder's fees, brokerage commissions or similar payments in connection with the transactions herein contemplated, except as may otherwise exist with respect to the Purchasers pursuant to this Agreement.

(kk) Labor Disputes. No labor disturbance by or dispute with employees of the Company or any of the Material Subsidiaries exists or, to the knowledge of the Company, is currently threatened that could reasonably be expected to have resulted in a Material Adverse Effect.

(ll) Local Disputes. Except as disclosed in the Offering Memorandum and the Pricing Disclosure Package, no dispute between the Company and any local, native or indigenous group exists, or to the Company's knowledge, is currently threatened or imminent with respect to any of the Company's properties or exploration activities that could reasonably be expected to have a Material Adverse Effect.

(mm) Investment Company Act. Neither the Company nor any of the Material Subsidiaries is or, after giving effect to the offering and sale of the Securities, the transactions contemplated by the Capped Call Confirmations and the application of the proceeds thereof as described in the Offering Memorandum and the Pricing Disclosure Package, will be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

(nn) General Solicitation. Neither the Company nor any person acting on its or their behalf (other than the Purchasers, as to which no representation is made) has offered or sold the Securities by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Act (other than by means of a Permitted General Solicitation, as defined below);

(oo) Operations. The operations of the Company and the Material Subsidiaries are and have been conducted at all times in compliance with applicable financial record keeping and reporting requirements of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada), the Corruption of Foreign Public Officials Act (Canada) and the Currency and Foreign Transaction Reporting Act of 1970, as amended, the applicable rules and regulations thereunder, and the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar applicable rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the "Money Laundering Laws"); and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of the Material Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(pp) Description of Laws. The statements set forth in the Pricing Disclosure Package and the Offering Memorandum under the caption "Description of Notes" and "Description of Common Shares", insofar as they purport to constitute a summary of the terms of the Securities and the Common Shares, under the caption "Description of Capped Call Transactions", insofar as they purport to constitute a summary of the Capped Call Confirmations, and the transactions contemplated thereby, under the caption "Certain Canadian Federal Income Tax Considerations," "Certain U.S. Federal Income Tax Considerations" and under the caption "Plan of Distribution", insofar as they purport to describe the provisions of the laws, or the legal or factual conclusions with respect thereto, and documents referred to therein, are accurate, complete and fair in all material respects.

(qq) Class of Security. When the Securities are issued and delivered pursuant to this Agreement, the Securities will not be of the same class (within the meaning of Rule 144A under the Securities Act as securities which are listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

(rr) Off Balance Sheel Transactions. There are no transactions, arrangements and other relationships between and/or among the Company, and/or, to the knowledge of the Company, any of its affiliates and any unconsolidated entity, including, but not limited to, any structural finance, special purpose or limited purpose entity that could reasonably be expected to affect materially the Company's liquidity or the availability of or requirements for its capital resources.

(ss) ERISA. To the knowledge of the Company, each material employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and any of the Material Subsidiaries has been maintained in material compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code; no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred which would result in a material liability to the Company with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption; and for each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no "accumulated funding deficiency" as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions.

(tt) Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act) contained or incorporated by reference in the Offering Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(uu) Margin Rules. None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Securities and the entry into the Capped Call Confirmations) will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations T, U, and X of the Board of Governors of the Federal Reserve System.

(vv) Financial Regulations. The Company and its Material Subsidiaries, (A) are in compliance with all applicable laws, rules, regulations, and regulatory capital requirements or court decrees relating to the business of lending, money transmission, finance (including consumer finance), loan brokering, loan servicing, consumer protection or other regulations applicable to the business of the Company as currently conducted or contemplated to be conducted, including, but not limited to, rules and regulations promulgated by the Consumer Financial Protection Bureau, the Equal Credit Opportunity Act, the Truth in Lending Act, the Fair Debt Collection Practices Act, the Fair Credit Reporting Act, the Consumer Financial Protection Act, the Servicemembers Civil Relief Act, the Electronic Funds Transfer Act, the Electronic Signatures in Global and National Commerce Act, the Telephone Consumer Protection Act, the Uniform Electronic Transactions Act, the Gramm-Leach-Bliley Act, the Military Lending Act, Section 5 of the Federal Trade Commission Act, the Credit Practices Rule, the Bankruptcy Code, the Dodd-Frank Wall Street Reform and Consumer Protection Act, state laws, fair lending or other applicable laws relating to discrimination (including, without limitation, anti-redlining, equal credit opportunity and fair credit reporting), truth-in-lending, or consumer credit (such applicable laws, rules and regulations, the "Regulatory Laws"), (B) have received all federal and state permits, licenses and other approvals required of them under applicable Regulatory Laws to conduct their respective businesses, (C) are in compliance with all terms and conditions of any such permit, license or approval and (D) have implemented the services they provide to their bank partners in a manner that is designed to enable such bank partners to comply with applicable laws (solely with respect to their operations relating to the lending platform of the Company), and, to the Company's knowledge, the Company and its Material Subsidiaries have not provided services to any bank partner in a manner that has resulted in such bank partner's violation of applicable law due to any act or omission of the Company or any of its Material Subsidiaries; and, other than as set forth in the Pricing Term Sheet, the Company is not aware of any material changes proposed or contemplated to be made to any of the Regulatory Laws, except to the extent such failures under (A), (B), (C) or (D) would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(ww) Insurance. The Company and each of the Material Subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as the Company and each of the Material Subsidiaries reasonably believe are adequate for the conduct of their properties and as is customary for companies engaged in similar businesses in similar industries and as required by law.

(xx) No Improper Practices(i) None of the Company, the Material Subsidiaries, nor any of their respective executive officers has, in the past five years, made any unlawful contributions to any candidate for any political office (or failed fully to disclose any contribution in violation of law) or made any contribution or other payment to any official of, or candidate for, any federal, state, provincial, municipal, or foreign office or other person charged with similar public or quasi-public duty in violation of any law or of the character required to be disclosed in the Offering Memorandum and the Pricing Disclosure Package (ii) no relationship, direct or indirect, exists between or among the Company or any Material Subsidiary or any affiliate of any of them, on the one hand, and the directors, officers and shareholders of the Company or any Material Subsidiary, on the other hand, that is required by the Securities Act to be described in the Offering Memorandum that is not so described; (iii) no relationship, direct or indirect, exists between or among the Company or any Material Subsidiary or, to the Company's knowledge, any affiliate of them, on the one hand, and the directors, officers, or shareholders of the Company or any Material Subsidiary, on the other hand, that is required by the rules of FINRA (or Canadian equivalent thereof) to be described in the Offering Memorandum that is not so described; (iv) there are no material outstanding loans or advances or material guarantees of indebtedness by the Company or any Material Subsidiary to or for the benefit of any of their respective officers or directors or any of the members of the families of any of them; and (v) the Company has not offered, or caused any placement agent to offer, Common Shares to any person with the intent to influence unlawfully (A) a customer or supplier of the Company or any Material Subsidiary to alter the customer's or supplier's level or type of business with the Company or any Material Subsidiary or (B) a trade journalist or publication to write or publish favorable information about the Company or any Material Subsidiary or any of their respective products or services, and, (vi) neither the Company nor any Material Subsidiary nor, to the Company's knowledge, any employee or agent of the Company or any Material Subsidiary has (A) violated or is in violation of any applicable provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, the Corruption of Foreign Public Officials Act (Canada) or any other applicable anti-bribery or anti-corruption law (collectively, "Anti-Corruption Laws"), (B) promised, offered, provided, attempted to provide or authorized the provision of anything of value, directly or indirectly, to any person for the purpose of obtaining or retaining business, influencing any act or decision of the recipient, or securing any improper advantage; or (C) made any payment of funds of the Company or any Material Subsidiary or received or retained any funds in violation of any Anti-Corruption Laws. The Company and the Material Subsidiaries will not use, directly or indirectly, the proceeds of the offering in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of any applicable Anti-Corruption Laws.

(yy) No Conflicts. The issue and sale of the Securities, the issuance of Conversion Shares upon conversion of the Securities, and the execution, delivery and compliance by the Company with all of the provisions of the Securities, the Indenture, the Capped Call Confirmations and this Agreement and the consummation of the transactions herein and therein contemplated in this Agreement and the Pricing Term Sheet will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (A) any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (B) the charter or bylaws (or other applicable organizational document) of the Company or any of its Material Subsidiaries, or (C) any statute or any judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, except, in the case of clauses (A) and (C) for such defaults, breaches, or violations that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities, the issuance of Underlying Shares upon conversion of the Securities, or the execution, delivery or performance by the Company of, or the consummation by the Company of the transactions contemplated by, this Agreement, the Capped Call Confirmations or the Indenture, except such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Purchasers.

(zz) Sanctions. (i) The Company represents that, none of the Company, any of the Material Subsidiaries (collectively, the "Entity") nor any director, officer or employee of the Entity, is a government, individual, or entity (in this paragraph (ww), "Person") that is, or is owned or controlled by a Person that is: (A) the subject of any sanctions administered or enforced by the U.S. Department of Treasury's Office of Foreign Assets Control ("OFAC"), the United Nations Security Council, the European Union, His Majesty's Treasury, the Office of the Superintendent of Financial Institutions (Canada), or pursuant to the Special Economic Measures Act (Canada) or other relevant sanctions authorities, including, without limitation, designation on OFAC's Specially Designated Nationals and Blocked Persons List or OFAC's Foreign Sanctions Evaders List (as amended, collectively, "Sanctions"), nor (B) located, organized or resident in a country or territory that is the subject of Sanctions that broadly prohibit dealings with that country or territory (including, without limitation, Cuba, Iran, North Korea, Syria, the so-called Donetsk People's Republic, the so-called Luhansk People's Republic and the Crimea Region of the Ukraine) (the "Sanctioned Countries").

(i) The Entity represents and covenants that it will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person: (A) to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions or is a Sanctioned Country; or (B) in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise).

(ii) The Entity represents and covenants that, since April 24, 2019, it has not engaged in, is not now knowingly engaged in, and will not engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions or is or was a Sanctioned Company.

(aaa) OISP. Neither the Company nor any of its subsidiaries is a "covered foreign person", as that term is defined in 31 C.F.R. § 850.209. Neither the Company nor any of its subsidiaries currently engages, or has plans to engage, directly or indirectly, in a "covered activity", as that term is defined in in 31 C.F.R. § 850.208 ("Covered Activity"). The Company does not have any joint ventures that engage in or plan to engage in any Covered Activity. The Company also does not, directly or indirectly, hold a board seat on, have a voting or equity interest in, or have any contractual power to direct or cause the direction of the management or policies of any person or persons that engages or, to the best of the Company's knowledge, plans to engage in any Covered Activity.

(bbb) Stock Transfer Taxes.  All transfer and other taxes (other than income taxes) in connection with the issuance and sale of the Securities and the issuance and delivery of Underlying Shares upon conversion of the Securities ("Transfer Taxes") will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with by the Company.

(ccc) Compliance with Laws. The Company has not been advised, and has no reason to believe, that it and each of the Material Subsidiaries are not conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, except where failure to be so in compliance would not result in a Material Adverse Effect.

(ddd) Compliance with NI 43-101. The Company is in compliance, in all material respects, with the provisions of NI 43-101 Standards of Disclosure for Mineral Projects ("NI 43-101") and has filed all technical reports required thereby and, at the time of filing, all such reports complied, in all material respects, with the requirements of NI 43-101; all scientific and technical information disclosed in the Offering Memorandum and the Pricing Disclosure Package: (i) is based upon information prepared, reviewed and/or verified by or under the supervision of a "qualified person" (as such term is defined in NI 43-101), (ii) has been prepared and disclosed in accordance with Canadian industry standards set forth in NI 43-101, and (iii) was true, complete and accurate in all material respects at the time of filing.

(eee) Filings. Since January 1, 2018, the Company has filed all documents or information required to be filed by it under Canadian securities laws, the Securities Act, the Exchange Act, the Securities Act Regulations and the rules, regulations and policies of the Exchanges, except where the failure to file such documents or information will not have a Material Adverse Effect, either individually or in the aggregate; all material change reports, annual information forms, financial statements, management proxy circulars and other documents filed by or on behalf of the Company with the Exchanges, the Commission and the securities regulatory authorities in each of the provinces and territories of Canada (together, the "Canadian Securities Regulators"), as of its date, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and did not contain a misrepresentation (as defined under Canadian securities laws) at the time at which it was filed; the Company has not filed any confidential material change report or any document requesting confidential treatment with any securities regulatory authority or regulator or any exchange that at the date hereof remains confidential.

(fff) Exchange Registration. The Common Shares are registered pursuant to Section 12(b) of the Exchange Act and are accepted for trading on the NYSE American under the symbol "UUUU" and the TSX under the symbol "EFR," and the Company has taken no action designed to terminate the registration of the Common Shares under the Exchange Act or delisting the Common Shares from either of the Exchanges, nor has the Company received any notification that the Commission, any Canadian Securities Regulator or either of the Exchanges is contemplating terminating such registration or listing. The Company has complied in all material respects with the applicable requirements of the Exchanges for maintenance of inclusion of the Common Shares thereon. The Company has obtained all necessary consents, approvals, authorizations or orders of, or filing, notification or registration with, the Exchanges and the Commission, where applicable, required for the listing and trading of the Securities, subject only to satisfying their standard listing and maintenance requirements. The Company has no reason to believe that it will not in the foreseeable future continue to be in compliance with all such listing and maintenance requirements of each Exchange.

(ggg) Cybersecurity. (i) Except as may be included or incorporated by reference in the Registration Statement and the Prospectus, (x) there has been no material security breach or other material compromise of or relating to any of the Company's information technology and computer systems, databases, equipment, applications, networks, hardware, software, data (including all personal, personally identifiable, sensitive, confidential or regulated data of the Company and their respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of them), equipment or technology (collectively, "IT Systems and Data") and (y) the Company has not been notified of, and has no knowledge of any event or condition that would reasonably be expected to result in, any material security breach or other material compromise to their IT Systems and Data; (ii) the Company is presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy, security, and processing of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except as would not, in the case of this clause (ii), individually or in the aggregate, result in a Material Adverse Effect; (iii) the IT Systems and Data are adequate for, and operate and perform as required in connection with the operation of the business of the Company as currently conducted, free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants; and (iii) the Company has implemented and complies with reasonable controls, policies, procedures, and safeguards (including backup and disaster recovery technology) to maintain and protect the integrity, continuous operation, redundancy and security of all IT Systems and Data consistent with industry standards and practices.

(hhh) No Ratings. Neither the Company nor any of its subsidiaries has issued or guaranteed any debt securities that are rated by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act.

(iii) Due Authorization. This Agreement has been duly authorized, executed and delivered by the Company.

Any certificate signed by an officer of the Company and delivered to the Purchasers or to counsel for the Purchasers pursuant to or in connection with this Agreement shall be deemed to be a representation and warranty by the Company, as applicable, to the Purchasers as to the matters set forth therein.

2. (a) Subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the Purchasers, and each of the Purchasers agrees, severally and not jointly, to purchase from the Company, at a purchase price of 96.5% of the principal amount thereof, the principal amount of Firm Securities set forth opposite the name of such Purchaser in Schedule I hereto; and (b) in the event and to the extent that the Purchasers shall exercise the election to purchase Optional Securities as provided herein, the Company agrees to issue and sell to each of the Purchasers, and each of the Purchasers agrees, severally and not jointly, to purchase from the Company, at the same purchase price as set forth in clause (a) of this Section 2, that portion of the aggregate principal (in integral principal amounts of $1,000) of the Optional Securities as to which such election shall have been exercised determined by multiplying such number of Optional Securities by a fraction, the numerator of which is the maximum aggregate principal amount of Optional Securities which such Purchaser is entitled to purchase as set forth opposite the name of such Purchaser in Schedule I hereto and the denominator of which is the maximum aggregate principal amount of Optional Securities that all of the Purchasers are entitled to purchase hereunder.

(b) The Company hereby grants to the Purchasers the right to purchase at their election up to $100,000,000 aggregate principal amount of Optional Securities, at the purchase price set forth in the paragraph above, for the sole purpose of covering sales of Securities in excess of the aggregate amount of the Firm Securities. Any such election to purchase Optional Securities may be exercised at any time in whole, or from time to time in part, only by written notice from you to the Company; provided that the date on which such Optional Securities are to be delivered must occur during the thirteen-calendar-day period from, and including, the First Time of Delivery (as hereinafter defined) (the "Option Exercise Period"). Such notice shall set forth the aggregate principal amount of Optional Securities to be purchased and the date on which such Optional Securities are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice; provided that any notice where the Optional Securities are to be delivered at the First Time of Delivery shall be given at least one business day prior to the First Time of Delivery.

3. Upon the authorization by you of the release of the Securities, the several Purchasers propose to offer the Securities for sale upon the terms and conditions set forth in this Agreement and the Offering Memorandum and each Purchaser, acting severally and not jointly, hereby represents and warrants to, and agrees with the Company that:

(a) It will sell the Securities only to persons who it reasonably believes are "qualified institutional buyers" ("QIBs") within the meaning of Rule 144A under the Act in transactions meeting the requirements of Rule 144A; and

(b) It is an Institutional Accredited Investor (within the meaning of Rule 501 under the Act).

4. (a) The Securities to be purchased by each Purchaser hereunder will be represented by one or more definitive global Securities in book-entry form which will be deposited by or on behalf of the Company with The Depository Trust Company ("DTC") or its designated custodian. The Company will deliver the Securities to Goldman Sachs & Co. LLC, for the account of each Purchaser, against payment by or on behalf of such Purchaser of the purchase price therefor by wire transfer in Federal (same day) funds, by causing DTC to credit the Securities to the account of Goldman Sachs & Co. LLC at DTC. The Company will cause the certificates representing the Securities to be made available to Goldman Sachs & Co. LLC for checking at least twenty-four hours prior to each Time of Delivery (as defined below) at the office of Cooley LLP, 3 Embarcadero Ctr 20th Floor, San Francisco, California 94111 (the "Closing Location"). The time and date of such delivery and payment shall be, with respect to the Firm Securities, 9:30 a.m., New York City time, on October 3, 2025 or such other time and date as Goldman Sachs & Co. LLC and the Company may agree upon in writing, and, with respect to the Optional Securities, 9:30 a.m., New York City time, on the date specified by you in each written notice given by you of the Purchasers' election to purchase such Optional Securities, or such other time and date as the Representative and the Company may agree upon in writing. Such time and date for delivery of the Firm Securities is herein called the "First Time of Delivery", each such time and date for delivery of the Optional Securities, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

(b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross-receipt for the Securities and any additional documents requested by the Purchasers pursuant to Section 8(m) hereof, will be delivered at such time and date at the Closing Location, and the Securities will be delivered at the office of DTC (or its designated custodian), all at each Time of Delivery. A meeting will be held at the Closing Location at 3:00 p.m., New York City time, on the New York Business Day next preceding each Time of Delivery, or at such other time and place (including virtually) as Goldman Sachs & Co. LLC and the Company or their respective counsel may agree, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.

5. The Company agrees with each of the Purchasers:

(a) To prepare the Offering Memorandum in a form approved by you; to make no amendment or any supplement to the Offering Memorandum which shall be disapproved by you promptly after reasonable notice thereof; and to furnish you with copies thereof;

(b) Promptly from time to time to take such action as you may reasonably request to qualify the Securities and the Common Shares issuable upon conversion of the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation (where not otherwise required) or to file a general consent to service of process in any jurisdiction (where not otherwise required) or subject itself to taxation in any such jurisdiction in which it was not otherwise subject to taxation;

(c) To furnish the Purchasers with written and electronic copies of the Offering Memorandum and any amendment or supplement thereto in such quantities as you may from time to time reasonably request, and if, during such period after the date hereof and prior to the date on which all of the Securities shall have been sold by the Purchasers, any event shall have occurred as a result of which the Offering Memorandum as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Offering Memorandum is delivered, not misleading, or, if for any other reason it shall be necessary or desirable during such same period to amend or supplement the Offering Memorandum, to notify you and upon your request to prepare and furnish without charge to each Purchaser and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Offering Memorandum or a supplement to the Offering Memorandum which will correct such statement or omission or effect such compliance;

(d) During the period beginning from the date hereof and continuing until the date that is 45 calendar days after the date of the Offering Memorandum (the "Lock-Up Period"), not to (i) offer, issue, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, or file with or confidentially submit to the Commission a registration statement under the Act relating to any securities of the Company that are substantially similar to the Securities or the Common Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Common Shares or any such substantially similar securities, or publicly disclose the intention to make any offer, sale, pledge, disposition or filing or (ii) enter into any swap, hedging or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Shares or any such other securities, whether any such transaction is to be settled by delivery of Common Shares or such other securities, in cash or otherwise (other than pursuant to employee stock option plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement), without the prior written consent of Goldman Sachs & Co. LLC, provided, however, that the Company may (A) issue the Securities to be sold hereunder, issue any Underlying Shares issuable upon conversion of the Securities and the entry into, and perform any obligations under, the Capped Call Confirmations, (B) issue options, share appreciation rights or restricted stock units to purchase Common Shares, or issue Common Shares upon exercise of options or share appreciation rights or vesting of restricted stock units pursuant to any stock option, stock bonus or other equity compensation plans or arrangements described in the Preliminary Offering Memorandum or the Offering Memorandum, (C) issue Common Shares pursuant to the exercise of warrants or conversion of convertible debentures, outstanding as of the date hereof and described in the Preliminary Offering Memorandum or the Offering Memorandum, (D) issue up to 10,000 options to Redwood pursuant to the consulting agreement between the Company and Redwood, dated as of October 1, 2022, (E) issue Common Shares, restricted stock awards or securities convertible into or exercisable or exchangeable for Common Shares in connection with (i) the acquisition of the securities, business, property or other assets of another Person or pursuant to any employee benefit plan assumed in connection with any such acquisition, (ii) joint ventures, (iii) commercial relationships or (iv) other strategic transactions, provided that the aggregate number of Common Shares, restricted stock awards and Common Shares issuable upon the conversion, exercise or exchange of securities (on an as converted or as exercised basis, as the case may be) issued pursuant to this clause (E) shall not exceed 5% of the total number of Common Shares issued and outstanding immediately following the issuance and sale of the Securities at the Closing Time pursuant hereto, provided, further, that each recipient of Common Shares, restricted stock awards or securities convertible into or exercisable or exchangeable for Common Shares pursuant to this clause agrees to be bound by the terms of the lock-up or shall execute a lock-up agreement substantially in the form of Annex I hereto, or (F) issue Common Shares sold pursuant to that certain Controlled Equity Offering Sales AgreementSM by and between the Company and BMO Capital Markets Corp., Canaccord Genuity LLC, Cantor Fitzgerald & Co., B. Riley Securities, Inc. and H.C. Wainwright & Co., LLC (provided that no public filings regarding such sales or announcement regarding such sales shall be required or be voluntarily made during the Lock-Up Period, other than information to be disclosed in the Company's Form 10-Q for the quarter ending September 30, 2025).

(e) Not to be or become, at any time prior to the expiration of two years after each Time of Delivery, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act;

(f) At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, for the benefit of holders from time to time of Securities, to furnish at its expense, upon request, to holders of Securities and prospective purchasers of Securities information (the "Additional Issuer Information") satisfying the requirements of subsection (d)(4)(i) of Rule 144A under the Act;

(g) Except for such documents that are publicly available on EDGAR, to furnish to the holders of the Securities as soon as practicable after the end of each fiscal year an annual report (including a consolidated balance sheet and consolidated statements of operations and comprehensive income (loss), changes in equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the date of the Offering Memorandum), to make available to its shareholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

(h) During the period of one year after the latest Time of Delivery, the Company will not, and will not permit any of its "affiliates" (as defined in Rule 144 under the Act) to, resell any of the Securities which constitute "restricted securities" under Rule 144 that have been reacquired by any of them (other than pursuant to a registration statement that has been declared effective under the Act);

(i) To use the net proceeds received by the Company from the sale of the Securities pursuant to this Agreement in the manner specified in the Pricing Term Sheet under the caption "Use of Proceeds";

(j) To reserve and keep available at all times, free of preemptive rights, the Conversion Shares for the purpose of enabling the Company to satisfy any obligations to issue Underlying Shares upon conversion of the Securities;

(k) To use its best efforts to cause the Conversion Shares to be listed on each of the Exchanges; and

(l) During the period beginning from the date hereof and continuing until the latest Time of Delivery, the Company will not do or authorize any act or thing that would result in an adjustment of the Conversion Rate (as such term is defined in the Indenture).

6. (a) The Company represents and agrees that, without the prior consent of Goldman Sachs & Co. LLC, it and its affiliates and any other person acting on its or their behalf (other than the Purchasers, as to which no statement is given) (x) have not made and will not make any offer relating to the Securities that, if the offering of the Securities contemplated by this Agreement were conducted as a public offering pursuant to a registration statement filed under the Act with the Commission, would constitute an "issuer free writing prospectus," as defined in Rule 433 under the Act (any such offer is hereinafter referred to as a "Company Supplemental Disclosure Document") and (y) have not solicited and will not solicit offers for, and have not offered or sold and will not offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D other than any such solicitation listed on Schedule II(d) (each such solicitation, a "Permitted General Solicitation"; each written general solicitation document listed on Schedule II(d), a "Permitted General Solicitation Material");

(b) each Purchaser, severally and not jointly, represents and agrees that, without the prior consent of the Company and Goldman Sachs & Co. LLC, other than one or more term sheets relating to the Securities containing customary information and conveyed to purchasers of securities or any Permitted General Solicitation Material, it has not made and will not make any offer relating to the Securities that, if the offering of the Securities contemplated by this Agreement were conducted as a public offering pursuant to a registration statement filed under the Act with the Commission, would constitute a "free writing prospectus," as defined in Rule 405 under the Act (any such offer (other than any such term sheets and any Permitted General Solicitation Material), is hereinafter referred to as a "Purchaser Supplemental Disclosure Document"); and

(c) any Company Supplemental Disclosure Document, Purchaser Supplemental Disclosure Document or Permitted General Solicitation Material, the use of which has been consented to by the Company and Goldman Sachs & Co. LLC, is listed as applicable on Schedule II(b), Schedule II(c) or Schedule II(d) hereto, respectively;

7. The Company covenants and agrees with the several Purchasers that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the issue of the Securities and the Common Shares issuable upon conversion of the Securities and all other expenses in connection with the preparation, printing, reproduction and filing of the Preliminary Offering Memorandum and the Offering Memorandum and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Purchasers and dealers; (ii) the cost of printing or producing any Agreement among Purchasers, this Agreement, the Indenture, the Securities, the Capped Call Confirmations, the Blue Sky Memorandum, closing documents (including any compilations thereof), Permitted General Solicitation Materials and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities and the Common Shares issuable upon conversion of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Purchasers in connection with such qualification and in connection with the Blue Sky and legal investment surveys, not to exceed $5,000 in the aggregate; (iv) any fees charged by securities rating services for rating the Securities; (v) the cost of preparing the Securities; (vi) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities; (vii) the expenses of the Company relating to any "road show" undertaken in connection with the marketing of the offering of the Securities; (viii) any cost incurred in connection with the listing of the Common Shares issuable upon conversion of the Securities; (ix) all Transfer Taxes, and (x) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that the Company shall bear the cost of any other matters not directly relating to the sale and purchase of the Securities pursuant to this Agreement, and that, except as provided in this Section, and Sections 9 and 12 hereof, the Purchasers will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by the Purchasers, and any advertising expenses connected with any offers they may make.

8. The obligations of the Purchasers hereunder, as to the Securities to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of the Applicable Time and such Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

(a) Cooley LLP, U.S. counsel for the Purchasers shall have furnished to you its written opinion and negative assurance letter, dated the Time of Delivery, in form and substance reasonably satisfactory to you, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(b) Dorsey & Whitney LLP ("Dorsey"), U.S. counsel for the Company, and Dentons Canada LLP, Canadian counsel for the Company, shall each have furnished to you their written opinion and, in the case of Dorsey, negative assurance letter, dated the Time of Delivery, in form and substance reasonably satisfactory to you.

(c) On the date of the Offering Memorandum concurrently with the execution of this Agreement and also at such Time of Delivery, KPMG LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance reasonably satisfactory to you;

(d) (i) Neither the Company nor any of its Material Subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Disclosure Package and the Offering Memorandum, and (ii) since the respective dates as of which information is given in the Pricing Term Sheet and the Offering Memorandum there shall not have been any change in the share capital (other than, as described in the Pricing Disclosure Package and the Offering Memorandum, as a result of (A) the grant, vesting, exercise or settlement (including any "net" or "cashless" exercises or settlements) of stock options, restricted stock units or other equity incentives or the award, if any, of stock options, restricted stock units or other equity incentives in the ordinary course of business, in each case pursuant to the Company's equity compensation plans, or (B) the repurchase of shares pursuant to agreements providing for an option to repurchase from service providers, or a right of refusal on behalf of the Company pursuant to the Company's repurchase rights or the issuance, if any, of shares upon conversion or exchange of Company securities) or (c) the issuances of shares to Redwood) or the long-term debt of the Company or any of its Material Subsidiaries or any change or effect, or any development involving a prospective change or effect, in or affecting (x) the business, general affairs, management, consolidated financial position, consolidated shareholders' equity or consolidated results of operations of the Company and its Material Subsidiaries, taken as a whole, except as set forth or contemplated in the Pricing Term Sheet and the Offering Memorandum, or (y) the ability of the Company to perform its obligations under this Agreement, including the issuance and sale of the Securities, or to consummate the transactions contemplated in the Pricing Term Sheet and the Offering Memorandum, the effect of which, in any such case described in clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Securities being delivered at such Time of Delivery on the terms and in the manner contemplated in this Agreement and in each of the Pricing Disclosure Package and the Offering Memorandum;

(e) On or after the Applicable Time (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;

(f) On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the Exchanges; (ii) a suspension or material limitation in trading in the Company's securities on the Exchanges; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in your judgment makes it impracticable or inadvisable to proceed with the offering or the delivery of the Securities being delivered at such Time of Delivery on the terms and in the manner contemplated in the Pricing Disclosure Package and the Offering Memorandum;

(g) The Conversion Shares issuable upon conversion of the Securities shall have been duly listed on the NYSE American and, in the case of the TSX, conditionally approved for listing on the TSX, subject only to the satisfaction by the Company of such customary and standard post-closing conditions imposed by the TSX in similar circumstances and set forth in a letter of the TSX addressed to the Company;

(h) The Company shall have obtained and delivered to the Purchasers executed copies of an agreement from (i) each member of the Company's board of directors and (ii) each executive officer of the Company, substantially to the effect set forth in Annex I hereto in form and substance satisfactory to you;

(i) The Purchasers shall have received an executed original copy of the Indenture;

(j) The Securities shall be eligible for clearance and settlement through the facilities of DTC; and

(k) The Company shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its respective obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsection (e) of this Section and as to such other matters as you may agree prior to the date hereof.

9. (a) The Company will indemnify and hold harmless each Purchaser against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum, the Pricing Term Sheet, the Pricing Disclosure Package, the Offering Memorandum, or any amendment or supplement thereto, any Company Supplemental Disclosure Document, any Permitted General Solicitation Material or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, and will reimburse each Purchaser for any legal or other expenses reasonably incurred by such Purchaser in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Offering Memorandum, the Pricing Term Sheet, the Pricing Disclosure Package, the Offering Memorandum or any such amendment or supplement, any Company Supplemental Disclosure Document or any Permitted General Solicitation Material, in reliance upon and in conformity with the Purchaser Information.

(b) Each Purchaser, severally and not jointly, will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum, the Pricing Term Sheet, the Pricing Disclosure Package, the Offering Memorandum, or any amendment or supplement thereto, or any Company Supplemental Disclosure Document, any Permitted General Solicitation Material or arise out of or are based upon the omission or alleged omission to state therein a material fact or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Offering Memorandum, the Pricing Term Sheet, the Pricing Disclosure Package, the Offering Memorandum or any such amendment or supplement, any Company Supplemental Disclosure Document or any Permitted General Solicitation Material, in reliance upon and in conformity with the Purchaser Information; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred. As used in this Agreement with respect to a Purchaser and an applicable document, "Purchaser Information" shall mean the written information furnished to the Company by such Purchaser through Goldman Sachs & Co. LLC expressly for use therein; it being understood and agreed upon that the only such information furnished by any Purchaser consists of the following information in the Offering Memorandum furnished on behalf of each Purchaser: the information contained in the ninth, tenth, eleventh and twelfth paragraphs under the caption "Plan of Distribution."

(c) The Company will indemnify and hold harmless each Purchaser against any Transfer Taxes, including any interest and penalties with respect thereto. All payments to be made by the Company under this Agreement shall be made without deduction or withholding for or on account of any present or future taxes, levies, imposts, duties, fees, assessments, or other charges, and any interest, penalties, or similar liabilities with respect thereto, unless the Company is required by law to deduct or withhold such amounts, in which case the Company shall pay such additional amounts as may be necessary in order to ensure that the net amounts received after such deduction or withholding shall equal the amounts that would have been received if no deduction or withholding had been made.

(d) Promptly after receipt by an indemnified party under subsection (a), (b) or (c) of this Section 9 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; provided that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under the preceding paragraphs of this Section 9 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under the preceding paragraphs of this Section 9. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

(e) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Purchasers on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total discounts and commissions received by the Purchasers, in each case as set forth in the Offering Memorandum. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Purchasers on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Purchasers agree that it would not be just and equitable if contribution pursuant to this subsection (e) were determined by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased by it and distributed to investors were offered to investors exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Purchasers' obligations in this subsection (e) to contribute are several in proportion to their respective purchase obligations and not joint.

(f) The obligations of the Company under this Section 9 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each employee, officer and director of each Purchaser, any affiliate of each Purchaser and each person, if any, who controls any Purchaser within the meaning of the Act; and the obligations of the Purchasers under this Section 9 shall be in addition to any liability which the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

(g) If the performance by the Purchasers of any of their obligations under this Agreement shall represent for value added tax ("VAT") purposes under any applicable law the making by the Purchasers of any supply of goods or services to the Company and the Purchasers are required to account to the relevant tax authority for VAT, the Company shall pay to the Purchasers, in addition to the amounts otherwise payable by the Company pursuant to this Agreement, an amount equal to the VAT chargeable on any such supply of goods and services and the Purchasers shall issue the Company an appropriate VAT invoice in respect of the supply to which the payment relates. Where a sum is paid or reimbursed to the Purchasers pursuant to this Agreement in respect of any cost, expense, or other amount and that cost, expense, or other amount includes an amount in respect of VAT (the "VAT Element"), the Company shall pay an amount equal to the VAT Element to the Purchasers.

10. (a) If any Purchaser shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Purchaser you do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Securities on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Securities, or the Company notifies you that it has so arranged for the purchase of such Securities, you or the Company shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Offering Memorandum or Pricing Term Sheet, or in any other documents or arrangements, and the Company agrees to prepare promptly any amendments or supplements to the Offering Memorandum which in your opinion may thereby be made necessary. The term "Purchaser" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

(h) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Company as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Company shall have the right to require each non-defaulting Purchaser to purchase the principal amount of Securities which such Purchaser agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Purchaser to purchase its pro rata share (based on the principal amount of Securities which such Purchaser agreed to purchase hereunder) of the Securities of such defaulting Purchaser or Purchasers for which such arrangements have not been made; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Company as provided in subsection (a) above, the aggregate principal amount of Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Purchasers to purchase Securities of a defaulting Purchaser or Purchasers, then this Agreement (or, with respect to a Second Time of Delivery, the obligations of the Purchasers to purchase and of the Company to sell the Optional Securities) shall thereupon terminate, without liability on the part of any non-defaulting Purchaser or the Company, except for the expenses to be borne by the Company and the Purchasers as provided in Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

11. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Purchasers, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Purchaser or any controlling person of any Purchaser, or the Company or any officer or director or controlling person of the Company and shall survive delivery of and payment for the Securities.

12. If this Agreement shall be terminated pursuant to Section 10 hereof, the Company shall not then be under any liability to any Purchaser except as provided in Sections 7 and 9 hereof; but, if for any other reason, the Securities are not delivered by or on behalf of the Company as provided herein, or the Purchasers decline to purchase the Securities for any reason permitted under this Agreement, the Company will reimburse the Purchasers through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Purchasers in making preparations for the purchase, sale and delivery of the Securities not so delivered, but the Company shall then be under no further liability to any Purchaser except as provided in Sections 7 and 9 hereof.

13. (a) In all dealings hereunder, you shall act on behalf of each of the Purchasers, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Purchaser made or given by you.

(b) In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Purchasers are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Purchasers to properly identify their respective clients.

(c) All statements, requests, notices and agreements hereunder shall be in writing, and (i) if to the Purchasers shall be delivered or sent by mail, telex or facsimile transmission to Goldman Sachs & Co. LLC, 200 West Street, New York, New York 10282-2198, Attention: Registration Department; and (ii) if to the Company shall be delivered or sent by mail, telex or facsimile transmission to Energy Fuels Inc., 225 Union Blvd., Suite 600, Lakewood, Colorado 80228, Attention: David Frydenlund, Executive Vice President, Chief Legal Officer and Corporate Secretary, email: legalnotices@energyfuels.com; provided, however, that any notice to a Purchaser pursuant to Section 9(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Purchaser at its address set forth in its Purchasers' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by Goldman Sachs & Co. LLC on request; provided further that notices under subsection 5(d) shall be in writing, and if to the Purchasers shall be delivered or sent by mail, telex or facsimile transmission to Goldman Sachs & Co. LLC, 200 West Street, New York, New York 10282, Attention: Control Room. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

14. This Agreement shall be binding upon, and inure solely to the benefit of, the Purchasers, the Company and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Company and each person who controls the Company or any Purchaser, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Purchaser shall be deemed a successor or assign by reason merely of such purchase.

15. Time shall be of the essence of this Agreement.

16. The Company acknowledges and agrees that (i) the purchase and sale of the Securities pursuant to this Agreement is an arm's-length commercial transaction between the Company, on the one hand, and the several Purchasers, on the other, (ii) in connection therewith and with the process leading to such transaction each Purchaser is acting solely as a principal and not the agent or fiduciary of the Company, (iii) no Purchaser has assumed an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Purchaser has advised or is currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement and (iv) the Company has consulted its own legal and financial advisors to the extent it deemed appropriate. The Company agrees that it will not claim that the Purchaser, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.

17. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Purchasers, or any of them, with respect to the subject matter hereof.

18. THIS AGREEMENT AND ANY MATTERS RELATED TO THIS TRANSACTION SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAWS OF THE STATE OF NEW YORK. The Company agrees that any suit or proceeding arising in respect of this Agreement or any transaction contemplated by this Agreement will be tried exclusively in the U.S. District Court for the Southern District of New York or, if that court does not have subject matter jurisdiction, in any state court located in The City and County of New York and the Company agrees to submit to the jurisdiction of, and to venue in, such courts. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the New York Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum. The Company has irrevocably appointed Energy Fuels Resources (USA) Inc., as its agent to receive service of process or other legal summons for purposes of any such suit, action or proceeding that may be instituted in any state or federal court in the Borough of Manhattan in the City of New York.

All references to "$" in this Agreement refer to United States dollars. The obligations of the Company pursuant to this Agreement in respect of any sum due to any Purchaser shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day following receipt by any Purchaser of any sum adjudged to be so due in such other currency, on which such Purchaser may in accordance with normal banking procedures purchase United States dollars with such other currency. If the United States dollars so purchased are less than the sum originally due to such Purchaser in United States dollars hereunder, the Company agrees as a separate obligation and notwithstanding any such judgment, to indemnify such Purchaser against such loss. If the United States dollars so purchased are greater than the sum originally due to such Purchaser hereunder, such Purchaser agrees to pay to the Company an amount equal to the excess of the dollars so purchased over the sum originally due to such Purchaser hereunder.

19. The Company and each of the Purchasers hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

20. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument. The words "execution," "signed," "signature," "delivery," and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

21. Notwithstanding anything herein to the contrary, the Company is authorized to disclose to any persons the U.S. federal and state income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company relating to that treatment and structure, without the Purchasers' imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, "tax structure" is limited to any facts that may be relevant to that treatment.

22. Recognition of the U.S. Special Resolution Regimes.

(a) In the event that any Purchaser that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Purchaser of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b) In the event that any Purchaser that is a Covered Entity or a BHC Act Affiliate of such Purchaser becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Purchaser are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

(c) As used in this section:

"BHC Act Affiliate" has the meaning assigned to the term "affiliate" in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

"Covered Entity" means any of the following:

(i) a "covered entity" as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii) a "covered bank" as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii) a "covered FSI" as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

"Default Right" has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

"U.S. Special Resolution Regime" means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

[remainder of page intentionally left blank]

If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Purchasers, this letter and such acceptance hereof shall constitute a binding agreement among each of the Purchasers and the Company. It is understood that your acceptance of this letter on behalf of each of the Purchasers is pursuant to the authority set forth in a form of Agreement among Purchasers, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

Very truly yours,

ENERGY FUELS INC.

By:        /s/ Mark S. Chalmers

Name: Mark S. Chalmers
Title: Chief Executive Officer

[Signature Page to Purchase Agreement]

Accepted as of the date hereof:

GOLDMAN SACHS & CO. LLC

By:        /s/ Mike Voris

Name: Mike Voris

Title: Managing Director

On behalf of each of the Purchasers

[Signature Page to Purchase Agreement]

SCHEDULE I

Purchaser	Principal Amount of Securities to be Purchased	Principal Amount of Optional Securities to be Purchased if Maximum Option Exercised
Goldman Sachs & Co. LLC	$450,000,000	$75,000,000
Cantor Fitzgerald & Co.	60,000,000	10,000,000
Morgan Stanley & Co. LLC	42,000,000	7,000,000
Canaccord Genuity LLC	24,000,000	4,000,000
BMO Capital Markets Corp.	24,000,000	4,000,000
Total	$600,000,000	$100,000,000

SCHEDULE II

(a) Additional Documents Incorporated by Reference: None

(b) Company Supplemental Disclosure Documents:

Electronic presentation, dated September 2025

(c) Purchaser Supplemental Disclosure Documents: None

(d) Permitted General Solicitation Materials:

Press release of the Company, dated September 29, 2025, relating to the announcement of the offering of the Securities.

Press release of the Company, dated September 30, 2025, relating to the pricing of the offering of the Securities.

SCHEDULE III

Pricing Term Sheet

ANNEX I

Energy Fuels Inc.

Lock-Up Agreement

__________________, 2025

Goldman Sachs & Co. LLC

As Representative of the several Initial Purchasers
named in Schedule I to the Purchase Agreement

c/o Goldman Sachs & Co. LLC
200 West Street
New York, NY 10282-2198

Re: Energy Fuels Inc. - Lock-Up Agreement

Ladies and Gentlemen:

The undersigned understands that you, as Representative (the "Representative"), propose to enter into a purchase agreement (the "Purchase Agreement") on behalf of the several Initial Purchasers named in Schedule I to such agreement (collectively, the "Initial Purchasers"), with the Company, providing for an offering (the "Offering") of convertible senior notes due 2031 of the Company (the "Securities"). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Purchase Agreement.

In consideration of the agreement by the Initial Purchasers to offer and sell the Securities, and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period beginning from the date of this Lock-Up Agreement and continuing to and including the date 45 days after the date of the final offering memorandum relating to the 144A Offering (the "Offering Memorandum") (such period, the "Lock-Up Period"), the undersigned shall not, and shall not cause or direct any of its affiliates (as defined in Rule 405 of the Securities Act of 1933, as amended) to, (i) offer, sell, contract to sell, pledge, grant any option, right or warrant to purchase, purchase any option or contract to sell, lend or otherwise transfer or dispose of any Common Shares, or any options or warrants to purchase any Common Shares, or any securities convertible into, exchangeable for or that represent the right to receive Common Shares (such Common Shares, options, rights, warrants or other securities, collectively, "Lock-Up Securities"), including without limitation any such Lock-Up Securities now owned or hereafter acquired by the undersigned, (ii) engage in any hedging or other transaction or arrangement (including, without limitation, any short sale or the purchase or sale of, or entry into, any put or call option, or combination thereof, forward, swap or any other derivative transaction or instrument, however described or defined) which is designed to or which reasonably could be expected to lead to or result in a sale, loan, pledge or other disposition (whether by the undersigned or someone other than the undersigned), or transfer of any of the economic consequences of ownership, in whole or in part, directly or indirectly, of any Lock-Up Securities, whether any such transaction or arrangement (or instrument provided for thereunder) would be settled by delivery of Common Shares or other securities, in cash or otherwise (any such sale, loan, pledge or other disposition, or transfer of economic consequences, a "Transfer"), (iii) make any demand for or exercise any right with respect to the registration of any Lock-Up Securities or (iv) otherwise publicly announce any intention to engage in or cause any action, activity, transaction or arrangement described in clause (i), (ii) or (iii) above. The undersigned represents and warrants that the undersigned is not, and has not caused or directed any of its affiliates (as defined in Rule 405 of the Securities Act of 1933, as amended) to be or become, currently a party to any agreement or arrangement that provides for, is designed to or reasonably could be expected to lead to or result in any Transfer during the Lock-Up Period.

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may Transfer the Lock-Up Securities pursuant to clauses (i) through (viii) below without the prior written consent of Goldman Sachs & Co. LLC, provided that (1) in the case of clauses (i) through (iv) below, prior to any such transfer, Goldman Sachs & Co. LLC receives a signed Lock-Up Agreement, substantially in the form of this Lock-Up Agreement, for the balance of the Lock-Up Period from each donee, trustee, distributee or transferee, as the case may be, (2) any such transfer shall not involve a disposition for value, and (3) the undersigned does not otherwise voluntarily effect any public filing or report regarding such transfers, and in the cases of clauses (i) through (iii) below, such transfers are not required to be reported with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"):

(i) as a bona fide gift or gifts;

(ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned;

(iii) pursuant to a qualified domestic order or in connection with a divorce settlement;

(iv) by will or intestate succession to the legal representative, heir, beneficiary or immediate family of the undersigned upon the death of the undersigned;

(v) tenders pursuant to a bona fide third party take-over bid made to all holders of Common Shares of the Company or similar acquisition transaction, provided that in the event that the take-over bid or acquisition transaction is not completed, any Lock-Up Securities shall remain subject to the restrictions contained herein;

(vi) any dispositions pursuant to a trading plan pursuant to Rule 10b5-1 under the Exchange Act in existence on the date hereof and disclosed to the Initial Purchasers prior to the execution of this Lock-Up Agreement by the undersigned, provided that any filing under Section 16(a) of the Exchange Act that is made in connection with any such sales during the Lock-Up Period shall state that such sales have been executed under a trading plan pursuant to Rule 10b5-1 under the Exchange Act and shall also state the date such trading plan was adopted;

(vii) any dispositions required to pay the exercise price of any stock options or stock appreciation rights issued or outstanding under the Company's equity incentive compensation plans, it being understood that all Common Shares received upon such exercise or vesting shall remain subject to the restrictions contained herein; or

(viii) any dispositions to the Company required for tax withholdings in connection with the exercise or vesting of any stock options, stock appreciation rights or restricted stock units issued or outstanding under the Company's equity incentive compensation plans, it being understood that all Common Shares received upon such exercise or vesting shall remain subject to the restrictions contained herein.

If the undersigned is an officer or director of the Company, the undersigned further agrees that the undersigned may not purchase or otherwise partake in the Offering.

For greater certainty, nothing in this agreement shall prevent the exercise or conversion of any Securities by the undersigned (including, without limitation, stock options, warrants, restricted share units and other convertible securities) already validly issued pursuant to the Company's equity incentive plan or other share compensation arrangements, provided that any Shares or other Securities received upon such exercise or conversion will also be subject to this Agreement.

If the undersigned is not a natural person, the undersigned represents and warrants that no single natural person, entity or "group" (within the meaning of Section 13(d)(3) of the Exchange Act), other than a natural person, entity or "group" (as described above) that has executed a Lock-Up Agreement in substantially the same form as this Lock-Up Agreement, beneficially owns, directly or indirectly, 50% or more of the common equity interests, or 50% or more of the voting power, in the undersigned.

The undersigned now has, and for the duration of this Lock-Up Agreement will have, good and marketable title to the undersigned's Lock-Up Securities, free and clear of all liens, encumbrances and claims whatsoever. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the undersigned's Lock-Up Securities except in compliance with the foregoing restrictions.

The undersigned acknowledges and agrees that the Initial Purchasers have not made any recommendation or provided any investment or other advice to the undersigned with respect to this Lock-Up Agreement or the subject matter hereof, and the undersigned has consulted its own legal, accounting, financial, regulatory, tax and other advisors with respect to this Lock-Up Agreement and the subject matter hereof to the extent the undersigned has deemed appropriate. The undersigned further acknowledges and agrees that, although the Initial Purchasers may have provided or hereafter provide to the undersigned in connection with the Offering a Form CRS and/or certain other disclosures as contemplated by Regulation Best Interest, the Initial Purchasers have not made and are not making a recommendation to the undersigned to enter into this Lock-Up Agreement or to transfer, sell or dispose of, or to refrain from transferring, selling or disposing of, any Common Shares, and nothing set forth in such disclosures or herein is intended to suggest that any Initial Purchaser is making such a recommendation.

This Lock-Up Agreement shall automatically terminate and the undersigned shall be released from all of his, her or its obligations hereunder upon the earlier of (a) the date on which the Purchase Agreement are terminated for any reason (other than the provisions thereof that survive termination) prior to payment for and delivery of the Securities to be sold thereunder (other than pursuant to the Initial Purchasers' option thereunder, if any, to purchase additional Securities), (b) the date on which the Company notifies the Representative in writing, and prior to the execution of the Purchase Agreement, that it does not intend to proceed with the Offering, and (c) October 31, 2025.

The undersigned understands that the Company and the Initial Purchasers are relying upon this Lock-Up Agreement in proceeding toward consummation of the Offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors and assigns. The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. This Lock-Up Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflict of laws that would result in the application of any law other than the laws of the State of New York. This Lock-Up Agreement may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or www.echosign.com) or other transmission method, and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[remainder of page intentionally left blank]

Very truly yours,

IF AN INDIVIDUAL:		IF AN ENTITY:

By:
	(duly authorized signature)	(please print complete name of entity)
Name:		By:
	(please print full name)	Name:	(duly authorized signature)
(please print full name)

Title:
(please print full title)

ANNEX II

1. Opinion dated October 16, 2013 in respect of the Arizona Strip Mines.

(a) "Mining Claim Status Report - Canyon Mine, Coconino County, Arizona" - by Parsons Behle & Latimer dated July 2, 2019

(b) "Mining Claim Status Report - Pinyon Plain Mine, Coconino County, Arizona" - by Parsons Behle & Latimer dated March 4, 2021

2. Opinions dated July 23, 2012 and July 24, 2012 in respect of the Colorado Plateau Mines.

3. Opinions dated July 24, 2012 in respect of the Henry Mountains Complex.

(a) "Mining Claim Status Report - Bullfrog Mine, Garfield County, Utah" - by Parsons Behle & Latimer dated July 2, 2019

(b) "Mining Claim Status Report - Bullfrog Mine, Garfield County, Utah" - by Parsons Behle & Latimer dated March 1, 2021

4. Opinion in respect of the Roca Honda Project Unpatented Mining Claims - by Comeau, Maldegen, Templeman & Indall, LLP dated June 7, 2013

(a) "Roca Honda Mining Claims: 163-171, 190-198, 217-225, 244-252, 271-279, 298-306 and 325-333, located in Sections 9 and 10, Township 13 North, Range 8 West N.M.P.M., McKinley County, New Mexico"- by Maldegen, Templeman & Indall, LLP dated June 10, 2019

(i) with "Mining Claim Geographic Report" run through the U.S. Bureau of Land Management Mining Claims website on June 5, 2019 at 2:48:51 PM

(b) "Roca Honda Mining Claims: 163-171, 190-198, 217-225, 244-252, 271-279, 298-306 and 325-333, located in Sections 9 and 10, Township 13 North, Range 8 West N.M.P.M., McKinley County, New Mexico"- by Maldegen, Templeman & Indall, LLP dated March 5, 2021

(i) with "Mining Claim Geographic Index" run through the U.S. Bureau of Land Management Mining Claims website on March 1, 2021 at 10:12:58 AM

(c) "Report on Section 17, T13N R8W, NMPM, McKinley County, NM" - by Peake Land Services LLC dated June 11, 2019

5. Opinion dated July 24, 2012 in respect of the Sheep Mountain Project.

6. Opinion dated October 23, 2013 in respect of the White Mesa Mill.

(a) "Fee Property Status Report - White Mesa Mill" - by Parsons Behle & Latimer dated July 2, 2019

(i) "Fee Property Status Report - White Mesa Mill" - by Parsons Behle & Latimer dated March 1, 2021

(b) "Millsite Status Report - White Mesa Mill, San Juan County, Utah" - by Parsons Behle & Latimer dated July 2, 2019

(i) "Millsite Status Report - White Mesa Mill, San Juan County, Utah" - by Parsons Behle & Latimer dated March 1, 2021

(c) "Special Use Lease Agreement 446 Status Report - White Mesa Mill" - by Parsons Behle & Latimer dated July 2, 2019

(i) "Special Use Lease Agreement 446 Status Report - White Mesa Mill" - by Parsons Behle & Latimer dated March 4, 2021

7. Opinion dated July 24, 2012 in respect of the La Sal Project.

(a) "Title update - Whirlwind Project and Energy Queen Project Properties located in Mesa County, Colorado and Grand County and San Juan county, Utah" - by Holland & Hart dated June 26, 2019

(b) "Title update - Whirlwind Project and Energy Queen Project Properties located in Mesa County, Colorado and Grand County and San Juan county, Utah" - by Holland & Hart dated March 4, 2021

8. Opinion dated July 23, 2012 in respect of the Whirlwind Mine.

(a) "Title update - Whirlwind Project and Energy Queen Project Properties located in Mesa County, Colorado and Grand County and San Juan county, Utah" - by Holland & Hart dated June 26, 2019

(b) "Title update - Whirlwind Project and Energy Queen Project Properties located in Mesa County, Colorado and Grand County and San Juan county, Utah" - by Holland & Hart dated March 4, 2021

9. "Limited Title Opinion, Hank Project, MB1 et al. Mining Claims (WMC278641 et al.), Campbell County, Wyoming" - By Brown, Drew & Massey, LLP dated October 16, 2009

(a) "First Supplemental Limited Title Opinion, Hank Project, MB1 et. al. Mining Claims (WMC278641 et. al.), Campbell County, Wyoming" - by Brown, Drew & Massey, LLP dated November 29, 2010

(b) "Second Supplemental Limited Title Opinion, Hank Project, MB1 et. al. Mining Claims (WMC278641 et. al.), Campbell County, Wyoming" - by Brown, Drew & Massey, LLP dated December 3, 2012

(c) "Third Supplemental Limited Title Opinion, Hank Project, MB1 et. al. Mining Claims (WMC278641 et. al.), Campbell County, Wyoming" - by Brown, Drew & Massey, LLP dated February 1, 2013

(d) "Fourth Supplemental Limited Title Opinion, Hank Project, MB1 et. al. Mining Claims (WMC278641 et. al.), Campbell County, Wyoming" - by Brown, Drew & Massey, LLP dated August 19, 2013

(e) "Fifth Supplemental Limited Title Opinion, Hank Project, MB1 et. al. Mining Claims (WMC278641 et. al.), Campbell County, Wyoming" - by Brown, Drew & Massey, LLP dated September 5, 2013

(f) "Sixth Supplemental Limited Title Opinion, Hank Project, MB1 et. al. Mining Claims (WMC 278641 et. al.), and HB #1-3 Mining Claims (WMC 297966), Campbell County, Wyoming" - by Brown, Drew, Massey & Durham, LLP dated June 18, 2019

(g) "Seventh Supplemental Limited Title Opinion, Hank Project, MB1 et. al. Mining Claims (WMC 278641 et. al.), and HB #1-3 Mining Claims (WMC 297966), Campbell County, Wyoming" - by Brown, Drew, Massey & Durham, LLP dated March 1, 2021

10. "Limited Title Opinion, South Doughstick Project, WC 319 et al. Mining Claims (WMC 275263 et al.), Campbell and Johnson Counties, Wyoming" - by Brown, Drew & Massey, LLP dated October 27, 2009

(a) "First Supplemental Limited Title Opinion, South Doughstick Project, WC 319 et al. Mining Claims (WMC 275263 et al.), Campbell and Johnson Counties, Wyoming" - by Brown, Drew & Massey, LLP dated November 29, 2010

(b) "Second Supplemental Limited Title Opinion, South Doughstick Project, WC 319 et al. Mining Claims (WMC 275263 et al.), Campbell and Johnson Counties, Wyoming" - by Brown, Drew & Massey, LLP dated July 11, 2014

(c) "Third Supplemental Limited Title Opinion, South Doughstick Project, WC 319 et al. Mining Claims (WMC 275263 et al.), Campbell and Johnson Counties, Wyoming" - by Brown, Drew, Massey & Durham, LLP dated June 18, 2019

(d) "Fourth Supplemental Limited Title Opinion, South Doughstick Project, WC 319 et al. Mining Claims (WMC 275263 et al.), Campbell and Johnson Counties, Wyoming" - by Brown, Drew, Massey & Durham, LLP dated March 1, 2021

11. "Preliminary Title Opinion, North Jane Project, DS 3 through 18, 100, 101 Mining Claims (Lead File WMC 281326 et al.), Campbell County, Wyoming" - by Brown, Drew & Massey, LLP dated December 3, 2009

(a) "First Supplemental Preliminary Title Opinion, North Jane Project, DS 3 through 18, 100, 101 Mining Claims (Lead File WMC 281326 et al.), Campbell County, Wyoming" - by Brown, Drew, Massey & Durham, LLP dated June 18, 2019

(b) "Second Supplemental Preliminary Title Opinion, North Jane Project, DS 3 through 18, 100, 101 Mining Claims (Lead File WMC 281326 et al.), Campbell County, Wyoming" - by Brown, Drew, Massey & Durham, LLP dated March 1, 2021

12. "Preliminary Title Opinion, North Jane Project, EB 40 et al. Mining Claims (Lead Filed WMC 14069 et at), Campbell County, Wyoming" - by Brown, Drew & Massey, LLP dated December 3, 2009

(a) "First Supplementary Preliminary Title Opinion, North Jane Project, EB 40 et al. Mining Claims (Lead File WMC 14069 et al.), DS 112 Mining Claim (WMC 311345), and DS 113 Mining Claim (WMC 311346), Campbell County, Wyoming" - by Brown, Drew, Massey & Durham, LLP dated June 18, 2019

(b) "Second Supplementary Preliminary Title Opinion, North Jane Project, EB 40 et al. Mining Claims (Lead File WMC 14069 et al.), DS 112 Mining Claim (WMC 311345), and DS 113 Mining Claim (WMC 311346), Campbell County, Wyoming" - by Brown, Drew, Massey & Durham, LLP dated March 1, 2021

13. "Limited Title Opinion, Jane Dough Project, RK 453 et al. Mining Claims (WMC 274887 et al.), Campbell and Johnson Counties, Wyoming" - by Brown, Drew, Massey & Durham, LLP dated July 14, 2014

(a) "First Supplemental Limited Title Opinion, Jane Dough Project, RK 453 et al. Mining Claims (WMC 274887 et al.), DS 112 Mining Claim (WMC 311345), and DS 113 Mining Claim (WMC 311346), Campbell and Johnson Counties, Wyoming" - by Brown, Drew, Massey & Durham, LLP dated June 18, 2019

(b) "Second Supplemental Limited Title Opinion, Jane Dough Project, RK 453 et al. Mining Claims (WMC 274887 et al.), DS 112 Mining Claim (WMC 311345), and DS 113 Mining Claim (WMC 311346), Campbell and Johnson Counties, Wyoming" - by Brown, Drew, Massey & Durham, LLP dated March 1, 2021

14. "Limited Title Opinion, South Doughstick Project, Pax Irvine Mineral Trust Fee Lease, Johnson County, Wyoming" - by Brown, Drew & Massey, LLP dated October 27, 2009

(a) "First Supplemental Limited Title Opinion, South Doughstick Project, Pax Irvine Mineral Trust Fee Lease, Johnson County, Wyoming" - by Brown, Drew & Massey, LLP dated November 29, 2010

(b) "Second Supplemental Limited Title Opinion, South Doughstick Project, Pax Irvine Mineral Trust Fee Lease, Johnson County, Wyoming" - by Brown, Drew, Massey & Durham, LLP dated July 11, 2014

(c) "Third Supplemental Limited Title Opinion, South Doughstick Project, Pax Irvine Mineral Trust Fee Lease, Johnson County, Wyoming" - by Brown, Drew, Massey & Durham, LLP dated June 18, 2019

(d) "Fourth Supplemental Limited Title Opinion, South Doughstick Project, Pax Irvine Mineral Trust Fee Lease, Johnson County, Wyoming" - by Brown, Drew, Massey & Durham, LLP dated March 1, 2021

15. "Limited Title Opinion, Jane Dough Project, Pax Irvine Mineral Trust, et al Fee Leases, Johnson and Campbell Counties, Wyoming" - by Brown, Drew, Massey & Durham, LLP dated July 14, 2014

(a) "First Supplemental Limited Title Opinion, Jane Dough Project, Pax Irvine Mineral Trust, et al Fee Leases, Johnson and Campbell Counties, Wyoming" - by Brown, Drew, Massey & Durham, LLP dated June 18, 2019

(b) "Second Supplemental Limited Title Opinion, Jane Dough Project, Pax Irvine Mineral Trust, et al Fee Leases, Johnson and Campbell Counties, Wyoming" - by Brown, Drew, Massey & Durham, LLP dated March 1, 2021

16. "Preliminary Title Opinion, North Jane Project, Nelroy LLC et al. Fee Leases, Campbell County, Wyoming" - by Brown, Drew & Massey, LLP dated November 25, 2009

(a) "First Supplemental Preliminary Title Opinion, North Jane Project, Nelroy LLC et al. Fee Leases, Campbell County, Wyoming" - by Brown, Drew, Massey & Durham, LLP dated June 18, 2019

(b) "Second Supplemental Preliminary Title Opinion, North Jane Project, Nelroy LLC et al. Fee Leases, Campbell County, Wyoming" - by Brown, Drew, Massey & Durham, LLP dated March 1, 2021

17. "Limited Title Opinion, Nichols Ranch Project, EB 67 et al. Mining Claims (WMC 277010 et al.), Campbell and Johnson Counties, Wyoming" - by Brown, Drew & Massey, LLP dated October 27, 2009

(a) "First Supplemental Limited Title Opinion, Nichols Ranch Project, EB 67 et. al Mining Claims (WMC 277010 et al.), Campbell and Johnson Counties, Wyoming" - by Brown, Drew & Massey, LLP dated November 29, 2010

(b) "Second Supplemental Limited Title Opinion, Nichols Ranch Project, EB 67 et. al Mining Claims (WMC 277010 et al.), Campbell and Johnson Counties, Wyoming" - by Brown, Drew, Massey & Durham, LLP dated February 1, 2013

(c) "Third Supplemental Limited Title Opinion, Nichols Ranch Project, EB 67 et. al Mining Claims (WMC 277010 et al.), Campbell and Johnson Counties, Wyoming" - by Brown, Drew, Massey & Durham, LLP dated August 19, 2013

(d) "Fourth Supplemental Limited Title Opinion, Nichols Ranch Project, EB 67 et. al Mining Claims (WMC 277010 et al.), Campbell and Johnson Counties, Wyoming" - by Brown, Drew, Massey & Durham, LLP dated September 5, 2013

(e) "Fifth Supplemental Limited Title Opinion, Nichols Ranch Project, EB 67 et. al Mining Claims (WMC 277010 et al.), Campbell and Johnson Counties, Wyoming" - by Brown, Drew, Massey & Durham, LLP dated July 11, 2014

(f) "Sixth Supplemental Limited Title Opinion, Nichols Ranch Project, EB 67 et. al Mining Claims (WMC 277010 et al.), EEB 1 Mining Claim (WMC 297963), EF 1 Mining Claim (WMC 311897), and EF 2 Mining Claim (WMC 311898), Campbell and Johnson Counties, Wyoming" - by Brown, Drew, Massey & Durham, LLP dated June 18, 2019

(g) "Seventh Supplemental Limited Title Opinion, Nichols Ranch Project, EB 67 et. al Mining Claims (WMC 277010 et al.), EEB 1 Mining Claim (WMC 297963), EF 1 Mining Claim (WMC 311897), and EF 2 Mining Claim (WMC 311898), Campbell and Johnson Counties, Wyoming" - by Brown, Drew, Massey & Durham, LLP dated March 1, 2021

18. "Limited Title Opinion, Nichols Ranch Project, Betty Lou Payne et al Fee Leases, Johnson County, Wyoming" - by Brown, Drew & Massey, LLP dated October 16, 2009

(a) "First Supplemental Limited Title Opinion, Nichols Ranch Project, Betty Lou Payne et al Fee Leases, Johnson County, Wyoming" - by Brown, Drew & Massey, LLP dated November 29, 2010

(b) "Second Supplemental Limited Title Opinion, Nichols Ranch Project, Betty Lou Payne et al Fee Leases, Johnson County, Wyoming" - by Brown, Drew, Massey & Durham, LLP dated February 1, 2013

(c) "Third Supplemental Limited Title Opinion, Nichols Ranch Project, Betty Lou Payne et al Fee Leases, Johnson County, Wyoming" - by Brown, Drew, Massey & Durham, LLP dated August 19, 2013

(d) "Fourth Supplemental Limited Title Opinion, Nichols Ranch Project, Betty Lou Payne et al Fee Leases, Johnson County, Wyoming" - by Brown, Drew, Massey & Durham, LLP dated September 5, 2013

(e) "Fifth Supplemental Limited Title Opinion, Nichols Ranch Project, Betty Lou Payne et al Fee Leases, Johnson County, Wyoming" - by Brown, Drew, Massey & Durham, LLP dated July 11, 2014

(f) "Sixth Supplemental Limited Title Opinion, Nichols Ranch Project, Betty Lou Payne et al Fee Leases, Johnson County, Wyoming" - by Brown, Drew, Massey & Durham, LLP dated June 18, 2019

(g) "Seventh Supplemental Limited Title Opinion, Nichols Ranch Project, Betty Lou Payne et al Fee Leases, Johnson County, Wyoming" - by Brown, Drew, Massey & Durham, LLP dated March 1, 2021

19. "Preliminary Title Status Report - Grants Uranium District properties of Uranium Resources, Inc., McKinley County, New Mexico (Roca Honda Claims; Endy Claims; and Section 17 mineral estate) - by Fognani & Faught, PLLC dated June 18, 2015

(a) "Update regarding Preliminary Title Status Report - Grants Uranium District properties located in McKinley County, New Mexico (Roca Honda Claims; Endy Claims; and Section 17 mineral estate) - by Haynes Boone dated June 21, 2019

(b) "Second update regarding Preliminary Title Status Report - Grants Uranium District properties located in McKinley County, New Mexico (Roca Honda Claims; Endy Claims; and Section 17 mineral estate) - by Haynes Boone dated March 5, 2021

20. "Update of limited review of Mesteña Ranch Hard Minerals Ownership, 195,501.03 acres; Brooks County and Jim Hogg County, Texas" - by Haynes Boone dated June 20, 2019.

21. "Second update of limited review of Mesteña Ranch Hard Minerals Ownership, 195,501.03 acres; Brooks County and Jim Hogg County, Texas" - by Haynes Boone dated March 5, 2021